UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 29, 2015

ALEXION PHARMACEUTICALS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
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(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410
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(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (203) 272-2596

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On January 29, 2015, Alexion Pharmaceuticals, Inc. issued a press release relating to its results of operations and financial conditions for the quarter and year ended December 31, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
The attached press release contains both U.S. Generally Accepted Accounting Principles, or GAAP, and non-GAAP financial measures. The non-GAAP financial measures exclude the impact of share-based compensation expense, acquisition-related costs, upfront and milestone payments related to license and collaboration agreements, intangible asset impairments, restructuring expenses, amortization of purchased intangible assets, change in contingent liability from intellectual property settlements, and non-cash taxes. Reconciliations between non-GAAP and GAAP financial measures are included in the press release set forth as Exhibit 99.1 furnished to this Form 8-K. Alexion's management utilizes non-GAAP financial information to provide a useful measure of comparative operating performance of Alexion. The non-GAAP financial measures are supplemental to and not a substitute for, measures of financial performance prepared in accordance with GAAP.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 29, 2015, Alexion Pharmaceuticals, Inc. announced the appointment of David L. Hallal, 48, as Chief Executive Officer effective April 1, 2015. Mr. Hallal has served as Alexion’s Chief Operating Officer and has been a member of the Board of Directors since September 2014. Upon becoming Chief Executive Officer, Mr. Hallal will no longer serve as Chief Operating Officer. Mr. Hallal joined Alexion in 2006. He served as Alexion’s Executive Vice President and Chief Commercial Officer from October 2012 until September 2014, Senior Vice President, Global Commercial Operations from May 2010 until October 2012 and in other senior commercial positions with Alexion from June 2006 to May 2010. Additional biographical information about Mr. Hallal is contained in Alexion's Annual Report on Form 10-K for the year ended December 31, 2013 and filed with the SEC on February 10, 2014.

Mr. Hallal will succeed Leonard Bell, M.D., Chairman and Chief Executive Officer, who will retire as Chief Executive Officer effective April 1, 2015, and continue to serve as Chairman of the Board. Dr. Bell was the principal founder of Alexion in 1992 and has served as CEO for the past 23 years.

A copy of Alexion's press release announcing Mr. Hallal's appointment and Dr. Bell's retirement is filed as Exhibit 99.2 to this Current Report on Form 8-K. A description of Mr. Hallal’s compensation arrangements with Alexion is contained in Alexion's definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2014 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

99.1 Press Release issued by Alexion Pharmaceuticals, Inc. on January 29, 2015 relating to its results of operations and financial conditions for the quarter and year ended December 31, 2014.

99.2 Press Release issued by Alexion Pharmaceuticals, Inc. on January 29, 2015 relating to the appointment of Mr. Hallal as Chief Executive Officer and the retirement of Dr. Bell.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2015	ALEXION PHARMACEUTICALS, INC.

By: /s/ Michael V. Greco
Name: Michael V. Greco
Title: Vice President of Law and Corporate Secretary